                              Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB ("Form 10-KSB") of Smart-tek

Solutions, Inc. (the "Company") for the annual period ended June 30,2005 as filed with the Securities and Exchange Commission on the date hereof, I, Joseph C Sienkiewicz, Chief

Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Form 10-KSB fully complies with the requirements of Section

            13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Joseph C Sienkiewicz

                                                     ------------------------------

                                                     Joseph C Sienkiewicz

                                                     Chief Financial Officer

                                                     October xx, 2005